Exhibit 10.2
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
AMENDMENT NUMBER FOUR
TO
AMENDED AND RESTATED WAFER SUPPLY AGREEMENT
This Amendment Number Four (the “Amendment”), effective as of June 13, 2008 (the “Amendment Effective Date”), amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 (as further amended by Amendment Number One, effective August 11, 2004, Amendment Number Two, effective April 1, 2008, and Amendment Number Three, effective June 9, 2008) (the “Agreement”), by and between OKI Electric Industry Co., Ltd. (“OKI ELECTRIC” or “OKI”), a Japanese corporation having its registered head office at 7-12, Toranomon 1-chome, Minato-ku, Tokyo 105-8460, Japan, and Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.
RECITALS
     WHEREAS, pursuant to the terms of the Agreement, PI grants to OKI ELECTRIC licenses of certain of PI’s intellectual property for the sole purpose of PI acquiring from OKI ELECTRIC the fabrication and supply of wafers of certain power IC products; and
     WHEREAS, PI and OKI ELECTRIC desire to amend the terms of the Agreement; and
     WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of OKI ELECTRIC and PI.
     Now, Therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:
AGREEMENT
1.	The following new definitions are inserted in Section 1:
1.25	DM WAFER(S): Non-probed [*] inch WAFERS that are processed in
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accordance with the DM WAFER COMMON SPECIFICATION.
1.26	DS WAFER(S): A subset of DC WAFERS comprised of non-probed [*] inch WAFERS that are processed in accordance with the DS WAFER COMMON SPECIFICATION.
2.	Section 3.3 is deleted in its entirety and replaced with the following:
3.3	The WAFERS sold hereunder shall be SC WAFERS processed at OKI’s [*] plant, DC WAFERS processed at OKI’s [*] plant and/or [*] plant, and VC WAFERS and DM WAFERS processed at OKI’s [*] plant or other plants of OKI as mutually agreed in writing by OKI and PI.
3.	The following is added as a new Section 12.9:
12.9	Without limiting OKI’s other obligations under this Agreement, and notwithstanding anything to the contrary herein, OKI shall ensure that (a) all CONFIDENTIAL INFORMATION of PI is secured so that any direct or indirect affiliate, division, or business unit of OKI that develops, markets, or sells semiconductor products (a “RELATED PARTY”) has no access to such CONFIDENTIAL INFORMATION of PI excluding any employee or contractor, of a RELATED PARTY, that conducts manufacturing services for PI under this Agreement, (b) no OKI employee or contractor shall disclose the CONFIDENTIAL INFORMATION of PI to any RELATED PARTY or any employee or contractor of a RELATED PARTY (even if such employee or contractor also performs work for OKI) except to any employee or contractor, of a RELATED PARTY, that conducts manufacturing services for PI under this Agreement, and (c) OKI shall limit disclosure of CONFIDENTIAL INFORMATION OF PI solely to those employees or contractors of OKI or a RELATED PARTY that have a need to know such CONFIDENTIAL INFORMATION to provide manufacturing services to PI under this Agreement.
4.	The following is added as a new Article 21:

Article 21. WAFER ADVANCE.
21.1	Payment of Advance. After execution by both parties of Amendment Number Four to this Agreement, PI will pay to OKI an amount equal to 327,600,000¥ (the “WAFER ADVANCE”).
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Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21.2	Discount on Purchases. The purchase price payable by PI for each [*] inch WAFER in the DC, DS or DM Process, purchased under this Agreement will be discounted by [*]¥. This discount will apply until a total of [*] discounted [*] inch WAFERS are received and accepted by PI under this Agreement. This discount does not apply to VC wafers. If this Agreement expires or terminates for any reason before the total of [*] discounted [*] inch WAFERS are purchased and accepted by PI under this Agreement, then OKI will pay to PI an amount equal to [*]¥ times the remaining number of WAFERS required to reach the total of [*] discounted [*] inch WAFERS. This payment obligation will survive expiration or termination of this Agreement, and OKI will pay such amount within [*] days after any such expiration or termination.
5.	The following is inserted immediately after the statement of the VC WAFERS BASE_PRICE in Exhibit B:

For orders placed prior to [*], [*] inch DS WAFERS BASE_PRICE: [*]¥

For orders placed after [*]:

Monthly number
of WAFERS	[*] inch DS WAFERS	[*] inch DM WAFERS
purchased	BASE_PRICE	BASE_PRICE
Less than [*] WAFERS	[*]¥	[*]¥

[*] WAFERS	[*]¥	[*]¥

[*] or more WAFERS	[*]¥	[*]¥
The above “Monthly number of WAFERS purchased” will be calculated based on the number of WAFERS PI purchases in each calendar month.

6.	[*]

7.	Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.
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Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

OKI ELECTRIC INDUSTRY CO., LTD.	POWER INTEGRATIONS INTERNATIONAL, LTD.

By: /s/ Akira Arimatsu	By: /s/ John L. Tomlin
Name: Akira Arimatsu	Name: John L. Tomlin
Title: General Manager	Title: President
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Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.